Income Taxes	12 Months Ended
Dec. 31, 2025
Income Taxes [Abstract]
INCOME TAXES

8. INCOME TAXES

The Company uses the liability method, where deferred tax assets and liabilities are determined based on the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities for financial and income tax reporting purposes. As of December 31, 2025, the Company has approximately $18,271,321 of federal and $5,254,691 of state loss carryforwards, which will begin to expire in 2035. Net operating loss carryovers may be subject to a limitation on their usage in future periods if the Company experiences a change in ownership as defined in Internal Revenue Code Section 382.

In assessing the realizability of deferred tax assets, Company’s management considers whether it is more likely than not that all or a portion of the Company’s deferred tax assets will be realized. The Company’s management considers all available evidence, both positive and negative, in making this assessment. Due to the Company’s history of generating losses in recent years, and the lack of objectively verifiable evidence that it will be able to generate taxable income in future years, the Company’s management has determined that a valuation allowance against the Company’s deferred tax assets is necessary. The change in the valuation allowance for the year ended December 31, 2025 is $1,458,025 and is recorded as a component of income from continuing operations.

The Company’s deferred tax assets consist of the following:

	December 31,
	2025	2024
Net operating loss carry forward	$4,106,806	$2,492,309
Intangible assets	4,054	4,907
Stock-Based Compensation	50,768	176,387
Foreign Tax Credit	-	30,000
Valuation allowance	(4,161,628)	(2,703,603)
Balance, end of year	$—	$—

Tax expense consisted primarily of the following:

	December 31,
	2025	2024
Federal	$—	$—
State	—	—
Foreign	—	100,000
Deferred	—	—
Total	$—	$100,000

The reconciliation between the effective tax rate on loss from continuing operations and the statutory rate for the year ended December 31, 2025 is as follows:

	Tax	Percentage
U.S. federal statutory rate	$(1,783,333)	21.00%
State and local income taxes, net of federal income tax effect	—	—
Foreign tax effects	—	—
Effect of changes in tax laws or rates enacted in the current period	—	—
Effect of cross-border tax laws	—	—
Tax credits	—	—
Change in valuation allowance	1,458,025	(17.17)%
Interest expense	142,899	(1.68)%
Nontaxable or nondeductible items - other	26,564	(0.31)%
Changes in unrecognized tax benefits	—	—
Deferred tax adjustment for expired stock-based compensation awards	125,619	(1.48)%
Other adjustments	30,226	(0.36)%
Total	$—
Effective tax rate	0.00%	0.00%

The reconciliation between the effective tax rate on loss before income taxes and the statutory rate for the year ended December 31, 2024 is as follows:

	Tax	Percentage
Book loss before taxes	$(498,047)	21.00%
State taxes, net	—	—
Foreign taxes, net	79,000	(3.33)%
Meals and entertainment	6,318	(0.27)%
Warrant income	(34,583)	1.46%
Interest expense	118,904	(5.01)%
Change in valuation allowance	413,104	(17.42)%
Change in estimate for prior year taxes	15,304	(0.65)%
Total	$100,000
Effective tax rate		(4.22)%

As of December 31, 2025, the Company’s management believes that it has adequately provided for its tax-related liabilities, and that no liability for unrecognized tax benefits is necessary. No significant change in the total amount of unrecognized tax benefits is expected within the next twelve months. The Company recognizes accrued interest and penalties related to unrecognized tax benefits (if any) in tax expenses, as applicable. At December 31, 2025 and 2024, the Company had no accrual for the payment of interest and penalties.

The statute of limitations for assessment of income taxes is open for tax years ending December 31, 2022 and later.